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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Ronald R. Snyder, President and Chief Executive Officer of Crocs, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Annual Report on Form 10-K of the Company for the year ended December 31, 2005 ("Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 31, 2006	/s/ RONALD R. SNYDER Ronald R. Synder President and Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Under Armour, Inc. and will be retained by Under Armour, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002